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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported) April 14, 2000
                                                          --------------

                             WORONOCO BANCORP, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)

        Delaware                         1-14671           04-3444269
        --------                        -----------        ----------
(State or other Jurisdiction of         (Commission       (IRS Employer
incorporation or organization)          File Number)      Identification No.)

                      31 Court Street, Westfield, MA 01085
                      ------------------------------------
                    (Address of principal executive offices)

                                 (413) 568-9141
                                ---------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)
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Item 5.  Other Events.
         -------------

     On April 14, 2000, Woronoco Bancorp, Inc. (the "Company") issued a press release which announced its intention to repurchase up to 10% of its 5,128,968 outstanding shares of common stock.

     A press release announcing the stock repurchase is attached as Exhibit
99.1.

Item 7.  Financial Statements and Other Exhibits.
         ----------------------------------------

     Exhibit 99.1  Press Release dated April 14, 2000.
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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               WORONOCO BANCORP, INC.


Dated:  April 14, 2000         By:  /s/ Cornelius D. Mahoney
                                    ---------------------------------------
                                    Cornelius D. Mahoney
                                    Chairman of the Board, President and
                                    Chief Executive Officer
                                    (principal executive officer)